                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  September 2, 2003
                                                  (August 29, 2003)
                                                 -------------------------------

                            ENERGY WEST, INCORPORATED
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             (Exact name of registrant as specified in its charter)

MONTANA                           0-14183                       81-0141785
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(State or other jurisdiction     (Commission                   (IRS Employer
       of incorporation)         File Number)                Identification No.)

1 First Avenue South, Great Falls, Montana                      59401
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code     (406)791-7500
                                                  ------------------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure.

         On August 29, 2003, Energy West, Incorporated (the "Company") issued a press release announcing that Wells Fargo Bank Montana, N.A. had extended its credit facility through September 5, 2003. A copy of the press release dated
August 29, 2003 is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c) EXHIBITS. The following exhibits are filed herewith:

         99.1   Press Release dated August 29, 2003.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  September 2, 2003        ENERGY WEST, INCORPORATED

                                         By:  /s/ Edward J. Bernica
                                             -----------------------------------
                                             Edward J. Bernica
                                             President and Chief Executive Officer

                                                                                                       EXHIBIT 99.1